UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 27, 2007


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-13669                    95-4654481
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


                         21900 BURBANK BLVD., SUITE 270
                        WOODLAND HILLS, CALIFORNIA 91367
               (Address of Principal Executive Offices) (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

         As previously disclosed, we elected to voluntarily withdraw the listing of our common stock, par value $0.001 per share, from trading on The American Stock Exchange. The withdrawal was effective December 26, 2007.

         Our common stock began being quoted on the OTC Bulletin Board (OTCBB) under the new symbol "TALN" starting on December 28, 2007.

         A press release announcing commencement of trading on the OTCBB is attached to this report as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial statements of business acquired - None

         b)       Pro forma financial information - None

         c)       Shell company transactions - None

         d)       Exhibits

                  99.1     Press Release, dated December 27, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TAG-IT PACIFIC, INC.

Date:    December 28, 2007             By: /S/ LONNIE D. SCHNELL
                                           -------------------------------------
                                           Lonnie D. Schnell
                                           Chief Financial Officer


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